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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported)   November 21, 2000
                                                          -----------------


                      National Discount Brokers Group, Inc.
                      -------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




Delaware                           1-9480                22-2394480
--------                           ------                ----------
(State or Other Jurisdiction of    (Commission           (I.R.S. Employer
Incorporation)                     File Number)          Identification  No.)



10 Exchange Place Centre, Jersey City, New Jersey        07302
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(Address of principal executive offices)                 (Zip Code)



                                 (201) 946-2200
                                 --------------
              (Registrant's Telephone Number, including Area Code)



                                    No Change
                                    ---------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

On November 22, 2000, National Discount Brokers Group, Inc. (the "Company") and Deutsche Bank AG ("DBAG") issued a Joint Press Release, a copy of which is attached hereto as Exhibit 99.1 (the "Joint Press Release"), announcing the expiration of the tender offer by Deutsche Acquisition Corp. ("DAC"), a wholly owned subsidiary of DBAG, to acquire all of the outstanding shares of common stock, par value $0.01 per share (each a "Share"), of the Company at a price per share of $49.00, net to the seller in cash. As of Midnight, New York City time, on Tuesday, November 21, 2000, approximately 16.8 million Shares had been validly tendered to DAC and were accepted for payment. Together with the Shares DAC already held, DAC now owns approximately 96% of the outstanding Shares of the Company. The Joint Press Release also announced DAC's intent to effect a short-form merger of DAC with and into the Company, with the Company as the surviving corporation, pursuant to Delaware law. Following the merger, DBAG will own indirectly all of the outstanding shares of the surviving corporation, and the remaining stockholders of the Company will receive $49.00 per Share. Based upon the Offer to Purchase filed as Exhibit (a)(1)(A) to Schedule TO of DBAG and DAC with respect to the tender offer for the shares of the Company dated October 24, 2000, as amended, the source of funds for the tender offer and merger will be DBAG's working capital or existing credit facilities.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS.  The following exhibits are filed with this report:

        EXHIBIT
        NUMBER                        DESCRIPTION
        ------                        -----------

         99.1 Joint Press Release, dated November 22, 2000, issued by National Discount Brokers Group, Inc. and Deutsche Bank AG.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NATIONAL DISCOUNT BROKERS
                                        GROUP, INC.


Date: November 22, 2000                 By: /s/  Frank E. Lawatsch, Jr.
                                            ---------------------------------
                                            Name:   Frank E. Lawatsch, Jr.
                                            Title:  General Counsel and
                                                    Executive Vice President


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                                INDEX TO EXHIBITS
                                -----------------

         EXHIBIT
         NUMBER                       DESCRIPTION                     PAGE
         ------                       -----------                     ----

         99.1     Joint Press Release, dated November 22, 2000,         5
                  issued by National Discount Brokers Group,
                  Inc. and Deutsche Bank AG.